UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a -12

V G TECH, INC.
(Name of Registrant as Specified in its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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V G TECH, INC.

NOTICE OF 2004 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD
DECEMBER 6, 2004

To our Stockholders:

Notice is hereby given that the 2004 special meeting of the stockholders of V G Tech, Inc. (the "Company"), will be held at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada on December 6, 2004, commencing at 11:00 a.m. Pacific Standard Time, for the following purposes:

1.	To approve an amendment to the Company's Articles of Incorporation by changing the name of the Company from "V G Tech, Inc." to "Aqua Society, Inc.";

2.	To approve an amendment to the Company's Articles of Incorporation by increasing the number of authorized common stock of the Company from 100,000,000 shares to 300,000,000 shares; and

3.	To consider and act upon such other business as may properly come before the special meeting or any adjournment thereof.

Only stockholders of record at the close of business on November 15, 2004 are entitled to notice of, and to vote at, the special meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF V G TECH, INC.

/s/ Achim Stamm
ACHIM STAMM,
PRESIDENT

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

V G TECH, INC.

Raiffeisenstrasse 1
D-61169 Friedberg, Germany

Tel: 49-6031-791760
Fax: 49-6031-791762

PROXY STATEMENT
FOR A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2004

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by V G Tech, Inc. ("we", "our", "us", "the Company" or "V G Tech") for use at a special meeting of our stockholders (the "Special Meeting") to be held at 11:00 am Pacific Standard Time, on December 6, 2004 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

This Proxy Statement, Notice of Meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about November 17, 2004.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

ENTITLEMENT TO VOTE

All holders of record of our shares of common stock, par value $0.001 per share (the "Common Stock"), at the close of business on November 15, 2004 (the "Record Date"), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under "Voting of Proxies."

Persons who hold shares of our Common Stock in a "street name" through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our transfer agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder's right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy at any time before it is voted by:

(a)	executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)	attending the Special Meeting in person and:

(i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, O'Neill Law Group PLLC, at Suite 1010, 435 Martin Street, Blaine, WA 98230, Facsimile: (360) 332-2291.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER'S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER'S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to a majority of the shares of Common Stock outstanding must be at the meeting. These shares may be represented in person or represented by proxy.

On the Record Date, we had 79,908,000 shares of Common Stock outstanding. As a result, a quorum of 39,954,001 shares must be represented at the Special Meeting, either in person or by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting.

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

VOTES REQUIRED FOR APPROVAL

In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal.

At the close of business on the Record Date, there were 79,908,000 shares of Common Stock outstanding and entitled to vote. There are no separate voting groups or separate series of stock.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the "SEC") Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to V G Tech, Inc., Raiffeisenstrasse 1, D-61169 Friedberg, Germany, Attention: Secretary.

ACQUISITION OF AQUA SOCIETY GMBH AND CHANGES IN CONTROL OF THE COMPANY

On September 22, 2004, we completed the acquisition (the “’Acquisition”) of all of the issued and outstanding shares of Aqua Society GmbH (“Aqua”) pursuant to an agreement (the “Share Purchase Agreement”) entered into on September 3, 2004 with Aqua, Water-Capital-Holding Ltd. (“Water”) and Steve Livingston, our former President, Secretary, Treasurer and sole director.

Attached as schedules to this Proxy Statement are (i) the audited financial statements of Aqua for the period ended July 31, 2004, and (ii) the pro forma consolidated balance sheet and statement of operations of the Company for the period ended June 30, 2004, giving effect to the acquisition of Aqua.

Pursuant to the Share Purchase Agreement, we acquired a 100% ownership interest in Aqua from Water in exchange for:

1.	the issuance of 10,000,000 shares of Common Stock;

2.	the issuance of 34,000,000 special warrants (the "Warrants") to acquire shares of Common Stock, the terms of which are discussed below; and

3.	the transfer to Water of 36,000,000 shares of Common Stock owned by Mr. Livingston, being all of the shares of Common Stock owned by Mr. Livingston.

We also agreed under the Share Purchase Agreement to seek approval from our stockholders to increase our authorized capital to at least 200,000,000 shares of Common Stock as soon as reasonably practicable.

Upon closing of the Acquisition, Achim Stamm was appointed as our President, Secretary and Treasurer and as our sole director. On October 20, 2004, Erwin Oser was appointed by Mr. Stamm as an additional director, bringing the total number of our directors to two.

In addition to being one of our directors and our President, Secretary and Treasurer, Mr. Stamm is also Water's sole shareholder. As such, he is indirectly the beneficial owner of the 46,000,000 shares of Common Stock and the 34,000,000 Warrants held by Water.

Special Warrants Issued in Connection with the Acquisition

On September 22, 2004, we issued to Water 10,000,000 shares of Common Stock and 34,000,000 Warrants in exchange for a 100% ownership interest in Aqua. These shares of Common Stock and Warrants were issued to Water pursuant to the exceptions to registration contained in Regulation S of the Securities Act on the basis that Water represented to us that it was not a "U.S. person" as that term is defined under Regulation S and that it was not acquiring those securities for the account or benefit of a U.S. person.

The Warrants entitle the holder to acquire one Common Share for each special warrant held, without the payment of any additional consideration. The Warrants may not be exercised until we have authorized capital of at least 200,000,000 shares of common stock (the "Triggering Event"). Ten business days after the Triggering Event, the Warrants will automatically be deemed to have been exercised and we will issue a total of 34,000,000 shares of Common Stock to the holder(s) of the Warrants.

Aqua Society GmbH

Aqua was founded as an organization with limited liability under the laws of Germany on May 13, 2004. Prior to the Acquisition, Aqua was primarily engaged in organizational activities and has earned no revenues to date.

Aqua was formed for the purpose of developing commercial applications for its three core technologies (collectively, the "Aqua Technologies"). These Aqua Technologies have been used to develop the Aquamission, Thermomobil and Thermomission products described below (collectively, the "Aqua Products").

Construction of the Aqua Products and components for those products is carried out through joint ventures and/or licensing agreements between Aqua and various independent businesses.

The Aqua Technologies and the Aqua Products

Aqua owns the rights to the following patented technologies:

Patent Number	Name
German Patent No. 101 29 047.0	Fully sintered heat exchangers in all possible geometric forms for all application purposes
German Patent No. DE 102 23 578 A1	Device for recovering used water
International Patent No. WO 01/753181 A3 and WO 01/753181 A2	Transportable cool box system technology

These technologies form, in various combinations, the underlying basis for the three products currently being developed and commercialized by Aqua.

The Aquamission Product:

The Aquamission product utilizes a patented process to extract water from the surrounding atmosphere. Air is supplied to a refrigerated surface contained within the unit which then causes water in the air to condensate. The collected water is then passed through a treatment filter for purification. The result is potable water which meets the standards established by the World Health Organization's Guidelines for Drinking-Water Quality. Aqua has built and tested prototypes of various sizes for the Aquamission. The smallest prototype, approximately 40cm x 40cm x 60cm in size, is, depending on humidity and temperature, capable of producing up to 24 liters of drinking quality water per day. The largest prototype, approximately 240cm x 600cm x 240cm in size, is, depending on humidity and temperature, capable of producing up to 6,000 liters of drinking quality water per day.

In October 2004, Aqua entered into an agreement with BS Technik GmbH to deliver four Aquamission systems for pilot projects to be located in Dubai, Abu Dhabi, Sharajah and Bahrain, all in the Persian Gulf Region.

Aqua has successfully tested the performance of an Aquamission prototype in its labs in Germany under climatic conditions similar to those in the Persian Gulf. The prototype, approximately 150cm x 150cm x 200cm in size, produced approximately 88 liters of water per hour at a temperature of 35°C and 80% relative humidity. The remaining systems are being fabricated and will be shipped to the Gulf Region for testing under real environmental conditions. Under the terms of Aqua's agreement with BS Technik GmbH, Aqua will be reimbursed for its costs for the four Aquamission prototypes to be used in the pilot projects. Results of the tests will be reported as they become available.

The Thermomobil Product:

The Thermomobil product is a multi-purpose mobile refrigeration/heating unit designed to be a self-contained unit that can be transported and loaded onto both large and small transportation vehicles. The device utilizes the power supplied by the vehicle's power system to keep the interior of the unit either warm or cool. The Thermomobil unit does not require expensive modifications or permanent affixation to the transport vehicle. As such, the vehicle can continue to be used as a non-refrigerated/heating transport.

The Thermomission Product:

The Thermomission is a product developed to improve the efficiency of refrigeration units used in cold storage facilities by increasing the energy efficiency of those units. In every cold storage facility, waste heat is transported from the inside of the unit to its outside. The Thermomission has been developed to convert this waste heat into electrical energy, which is then returned to the refrigeration unit, lowering total energy consumption.

A prototype for the Thermomission unit is currently under construction.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

In addition to being one of our directors and our President, Secretary and Treasurer, Mr. Stamm is also the sole shareholder of Water.

Water owns 34,000,000 Warrants issued by us on September 22, 2004 in connection with our acquisition of Aqua. Upon our having authorized stock of at least 200,000,000 shares of Common Stock, each of these Warrants will be automatically converted into shares of Common Stock on a one-for-one basis without the payment of any additional consideration. As a result, if the proposal to amend our Articles of Incorporation by increasing our authorized stock to 300,000,000 shares of Common Stock is approved, we expect to issue an additional 34,000,000 shares of Common Stock to Water without the receipt of any additional consideration.

As the 100% owner of Water, if the proposal to amend our Articles of Incorporation by increasing our authorized stock to 300,000,000 shares of Common Stock is approved, Mr. Stamm will indirectly become the beneficial owner of the additional 34,000,000 shares of Common Stock to be issued to Water.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of November 15, 2004 by: (i) each person (including any group) known to us to own more than 5% of our outstanding Common Stock, (ii) each of our officers and directors, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Achim Stamm Director, President, Secretary and Treasurer Wilhelmstrasse 2, 61231 Bad Nauheim Germany	82,000,000(2) (indirect)	70.7%
Common Stock	Erwin Oser Director Hansaring 145 – 147, 50670 Koln Germany	1,000,000(3) (direct)	1.2%
Common Stock	All Officers and Directors as a Group (2 persons)	83,000,000	71.0%
5% STOCKHOLDERS
Common Stock	Water-Capital-Holding Ltd.	80,000,000(4) (direct)	70.2%
Common Stock	Achim Stamm	82,000,000(2) (indirect)	70.7%
Common Stock	Hubert Hamm	82,050,000(5) (indirect)	70.8%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of November 15, 2004, the Company had 79,908,000 shares of common stock issued and outstanding.

(2)
The number of shares listed as beneficially owned by Mr. Stamm includes options to purchase 2,000,000 shares of Common Stock exercisable at $1.70 per share owned directly by Mr. Stamm and 46,000,000 shares of Common Stock and 34,000,000 Warrants owned by Water. The shares of Common Stock and Warrants owned by Water are listed as beneficially owned by Mr. Stamm by virtue of his 100% ownership interest in Water. As a director of Water and as Water’s sole shareholder, Mr. Stamm shares with Mr. Hamm the power to direct the voting and/or disposition of the shares owned by Water.

(3)	The number of shares listed as beneficially owned by Dr. Oser consists of options to purchase 1,000,000 shares of Common Stock exercisable at $1.70 per share.

(4)
The number of shares listed as beneficially owned by Water includes 46,000,000 shares of Common Stock and 34,000,000 Warrants. The Warrants will automatically be converted to shares of Common Stock on a one for one basis without the payment of any additional consideration upon the Company having authorized stock of at least 200,000,000 shares of Common Stock.

(5)
The number of shares listed as beneficially owned by Mr. Hamm includes options to purchase 2,050,000 shares of Common Stock exercisable at $1.70 per share owned directly by Mr. Hamm and 46,000,000 shares of Common Stock and 34,000,000 Warrants owned by Water. The shares of Common Stock and Warrants owned by Water are listed as beneficially owned by Mr. Hamm by virtue of his being a director of Water. As a director of Water, Mr. Hamm shares with Mr. Stamm the power to direct the voting and/or disposition of the shares owned by Water.

SCHEDULES

The following Schedules are attached to this Proxy Statement:

Schedule A:    Audited Financial Statements of Aqua Society GmbH for the period ended July 31, 2004.

Schedule B:    Pro Forma Consolidated Balance Sheet and Statement of Operations of V G Tech, Inc. for the period ended June 30, 2004, giving effect to the acquisition of Aqua Society GmbH.

PROPOSAL NO. 1

AMENDMENT OF
OUR ARTICLES OF INCORPORATION TO
CHANGE OUR NAME

Effective on November 2, 2004, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our name from "V G Tech, Inc." to "Aqua Society, Inc." Our Board of Directors believes that the new name, Aqua Society, Inc., will more accurately reflect our current business activities and will promote public recognition and more accurately reflect our products and business focus.

Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file the Restated Articles of Incorporation as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 1.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE.

PROPOSAL NO. 2

AMENDMENT OF
OUR ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Effective on November 2, 2004, our Board of Directors executed a written consent authorizing and recommending that our stockholders approve a proposal to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 300,000,000 shares. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. Our Board of Directors believes it is in our best interests to increase the number of authorized shares in order to give us greater flexibility in considering and planning for future business needs and to complete our obligations related to the acquisition of Aqua. The issuance of additional shares of Common Stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our Company.

If the increase to the number of our authorized shares is approved, we expect to issue 34,000,000 shares of Common Stock on the automatic conversion of the special warrants granted to Water in partial consideration for the acquisition of Aqua. These shares will be issued without the payment of any additional consideration by the holder(s) of the special warrants. We also anticipate issuing additional shares of common stock in connection with future financings. We presently do not have any agreement or other arrangement for any financing involving the issuance of shares of Common Stock. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock.

Effectiveness of the Increase to Authorized Number of Shares of Common Stock

If approved by our stockholders, the increase to the number of authorized shares of Common Stock will become effective upon the filing of Restated Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file Restated Articles of Incorporation as soon as practicable once stockholder approval is obtained.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with an increase in the number of our authorized shares of Common Stock.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Achim Stamm, President, V G Tech, Inc., Raiffeisenstrasse 1, D-61169 Friedberg, Germany, Tel: 49-6031-791760.

BY ORDER OF THE BOARD OF DIRECTORS
Date:	November 16, 2004
/s/ Achim Stamm
Achim Stamm, President
V G Tech, Inc.

SCHEDULE A:

AUDITED FINANCIAL STATEMENTS OF

AQUA SOCIETY GMBH
FRIEDBERG

Financial Statements
(US GAAP)
for the period ended July 31, 2004

BDO Deutsche Warentreuhand Aktiengesellschaft
Wirtschaftsprüfungsgesellschaft

ha
41/2004/6

SCHEDULE B:

V G TECH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2004

(Stated in US Dollars)

(Unaudited)

V G TECH, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2004
(Stated in US Dollars)
(Unaudited)

			(Note 5)		Pro Forma
		Aqua Society	Pro Forma		Consolidated
	V G Tech, Inc.	GmbH	Adjustments		Balance

ASSETS

Current
Cash	$2,523	$24,981	$-		$27,504

Total current assets	2,523	24,981	-		27,504

Intangible assets	-	20,179	-		20,179

Capital assets	6,727	-	-		6,727

	$9,250	$45,160	$-		$54,410

LIABILITIES

Current
Accounts payable and accrued
liabilities	$16,621	$15,000	$-		$31,621
Loans payable	56,835	-	-		56,835

Total current liabilities	73,456	15,000	-		88,456

STOCKHOLDERS' DEFICIENCY

Common stock	17,478	25,000	52,431	(a)
			10,000	(b)
			34,000	(b)
			(69,909)	(c)
			(25,000)	(e)
			69,909	(e)	113,909
Paid-in capital	74,707	20,179	(52,431)	(a)
			(22,276)	(c)
			25,000	(e)
			(156,391)	(d)
			111,212	(f)	-
Deficit	(156,391)	(15,019)	156,391	(d)
			9132,936)	(f)	(147,955)

	(64,206)	30,160	-		(34,046)

	$9,250	$45,160	$-		$54,410

SEE ACCOMPANYING NOTES

V G TECH, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the periods ended June 30, 2004
(Stated in US Dollars)
(Unaudited)

			May 13, 2004
		Nine month	to
		period ended	July 31, 2004	Pro forma
		June 30, 2004	Aqua Society	Consolidated
		V G Tech, Inc.	GmbH	Total

Expenses
Administrative expenses		$22,125	$15,019	$37,144

Net loss for the period	$	(22,125)	$(15,019)	$(37,144)

Basic and diluted income (loss) per share	$	(0.00)	$-	$(0.00)

Weighted average shares
outstanding – basic and diluted		69,926,584	-	113,908,000

SEE ACCOMPANYING NOTES

V G TECH, INC.
NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2004
(Stated in US Dollars)
(Unaudited)

Note 1	Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the acquisition of Aqua Society GmbH ("Aqua") by V G Tech, Inc. ("V G Tech") on September 22, 2004.

The unaudited pro forma consolidated financial statements of V G Tech included herein  have been prepared by management of V G Tech in accordance with the accounting  principles generally accepted in the United States of America. They have been prepared  from information derived from the June 30, 2004 (unaudited) financial statements of V G  Tech and the July 31, 2004 (audited) financial statements of Aqua, together with other  information available to the corporations. In the opinion of management of V G Tech, these unaudited pro forma consolidated financial statements include all adjustments  necessary for fair presentation of the acquisition of Aqua by V G Tech as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction  with the historical financial statements and notes thereto of V G Tech and Aqua referred to  above and included elsewhere in this 8-K. The V G Tech unaudited pro forma  consolidated balance sheet gives effect to the acquisition of Aqua as if it had occurred on  June 30, 2004. The unaudited pro forma consolidated statements of operations gives  effect to the acquisition of Aqua as if it had occurred at the start of the fiscal periods  beginning on October 1, 2003 for V G Tech and May 13, 2004 for Aqua. These unaudited  pro forma financial statements are not necessarily indicative of the financial position or  results of operations, which would have resulted if the combination and related  transactions had actually occurred on those dates.

Note 2	Aqua Society GmbH

Aqua is a German company and operates primarily in Germany. The financial statements of Aqua were prepared in accordance with generally accepted accounting principles in the United States of America.

Note 3	Acquisition of Aqua

On September 3, 2004, V G Tech entered into an acquisition agreement with Aqua whereby V G Tech agreed to issue 10,000,000 of its common shares at $0.001 per share in exchange for all of the issued and outstanding shares of Aqua. In addition, V G Tech agreed to issue 34,000,000 special warrants, which entitle the holder the right to acquire one common share for each warrant held, without the payment of additional consideration. All of the warrants will be deemed to be exercised ten days after V G Tech has increased its authorized share capital to 200,000,000 common shares. The business combination will be accounted for as a reverse acquisition, with Aqua being treated as the accounting acquirer.

The carrying values of the assets and liabilities of V G Tech as presented in the June 30, 2004 historical financial statements approximate their fair values.

V G Tech, Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) – Page 2

Note 3	Acquisition of Aqua –(cont'd)

The net liabilities of V G Tech acquired are as follows:

Cash	$2,523
Capital assets	6,727
Liabilities	(73,456)

$(64,206)

Note 4	Share Capital

			Additional
	Common shares		Paid-in
	Number	Par value	Capital

Aqua balance, June 30, 2004	1	$25,000	$20,179
Aqua common shares prior to acquisition	(1)	(25,000)	25,000
V G Tech common shares prior to
Acquisition	69,908,000	69,909	22,276
Issued pursuant to Acquisition agreement
- common shares	10,000,000	10,000	(67,455)
- warrants	34,000,000	34,000	-

Pro forma, June 30, 2004	113,908,000	$113,909	$-

Note 5	Pro Forma Adjustments

The unaudited pro forma consolidated financial statements include the following pro forma adjustments.

	a)	To record the retroactive effect of a forward stock split of V G Tech on a four for one basis that occurred on August 24, 2004.

	b)	To record the issuance of 10,000,000 common shares and 34,000,000 warrants of V G Tech to acquire 100% of the issued and outstanding shares of Aqua.

	c)	To eliminate capital stock and paid-in capital of V G Tech against paid-in capital.

	d)	To eliminate deficit of V G Tech against paid-in capital.

	e)	To adjust par value of outstanding common shares of V G Tech to actual.

	f)	To adjust paid-in capital to deficit on consolidation.

V G Tech, Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) – Page 3

Note 6	Pro-forma Loss Per Share

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of V G Tech issued pursuant to the acquisition have been outstanding since the beginning of the periods.

PROXY

SPECIAL MEETING OF THE STOCKHOLDERS OF

V G TECH, INC.
(the "Company")

TO BE HELD AT:

SUITE 1880, 1055 WEST GEORGIA STREET
VANCOUVER, BRITISH COLUMBIA, CANADA
ON DECEMBER 6, 2004 AT
11:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder (the "Registered Stockholder") of the Company hereby appoints ACHIM STAMM, and ERWIN OSER and each of them, with full power of substitution, as proxies for and on behalf of the Registered Stockholder to attend, act and vote the securities which the Registered Stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company to be held on December 6, 2004 at 11:00 AM (PST) and at every adjournment thereof, to the same extent and with the same powers as if the Registered Stockholder were present at the said Special Meeting, or any adjournment thereof.

The Registered Stockholder hereby authorizes and directs the proxies to vote the securities of the Company registered in the name of the Registered Stockholder on the proposals listed below as specified and at the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Special Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Abstain

1.	Approval of Change of Name to "Aqua Society, Inc."

2.	Approval of Increase in the Number of Authorized Shares of Common Stock to 300,000,000 Shares

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.
This form of proxy (the "Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.
If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Corporate Stock Transfer.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.
A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an "X" in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company's legal counsel, O'Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

O'NEILL LAW GROUP PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291